Exhibit 99.1

Applied Therapeutics Announces $100 Million Private Placement

Financing includes significant participation from a number of large healthcare dedicated institutional and mutual fund investors

Net proceeds, along with existing cash and cash equivalents, are expected to extend cash runway into 2026

NEW YORK, February 28, 2024 – Applied Therapeutics, Inc. (Nasdaq: APLT), a clinical-stage biopharmaceutical company developing a pipeline of novel drug candidates against validated molecular targets in indications of high unmet medical need, today announced that it has entered into a securities purchase agreement for a private placement of $100 million of equity.

The Company entered into a definitive securities purchase agreement, dated as of February 27, 2024, for the sale of 12,285,714 shares of the Company’s common stock, par value $0.0001 per share at a purchase price of $7.00 per share (the “Shares”) and 2,000,000 pre-funded warrants to purchase common stock at a purchase price of $6.999, which is equal to the purchase price per share of common stock less the $0.001 per share exercise price of each pre-funded warrant (the “Pre-Funded Warrants” and together with the Shares, the “Securities”), in a private placement (the “Private Placement”). The Private Placement is expected to result in gross proceeds to the Company of approximately $100 million, before deducting placement agent commissions and other offering expenses.

The financing consisted of participation from new and existing investors, including Perceptive Advisors, Janus Henderson Investors, Venrock Healthcare Capital Partners, Adage Capital Partners, Frazier Life Sciences, Logos Capital, Vestal Point Capital, and Rock Springs Capital.

The Private Placement is expected to close on or about March 1, 2024, subject to the satisfaction of customary closing conditions. Additional details regarding the Private Placement will be included in a Form 8-K to be filed by the Company with the Securities and Exchange Commission (“SEC”).

The Company intends to use the net proceeds to fund commercial activities for govorestat (AT-007) and to further develop other pipeline candidates, and for working capital and general corporate purposes. The capital raised in the Private Placement, in addition to current cash and potential milestones expected from its Advanz European licensing partnership, are expected to fund the business into 2026.

Leerink Partners, RBC Capital Markets, Baird, and UBS Investment Bank acted as placement agents in the transaction (the “Placement Agents”). Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel for the Company.

The Securities being sold in the Private Placement have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the Shares and the shares underlying the Pre-Funded Warrants issuable in connection with the Private Placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Company Update

The Company also provided an update on its cash balance and share count. As of February 23, 2024, the Company had $43.6 million in cash and cash equivalents, 90,101,117 shares of common stock issued and outstanding, 49,301,676 exercisable warrants, including 19,225,000 common warrants, 29,951,058 pre-funded warrants and 125,618 pre-IPO warrants, 4,695,619 options to purchase common stock outstanding and 6,918,422 restricted stock units.

About Applied Therapeutics

Applied Therapeutics is a clinical-stage biopharmaceutical company developing a pipeline of novel drug candidates against validated molecular targets in indications of high unmet medical need. The Company’s lead drug candidate, govorestat, is a novel central nervous system penetrant Aldose Reductase Inhibitor (ARI) for the treatment of CNS rare metabolic diseases, including Galactosemia, SORD Deficiency, and PMM2-CDG. The Company is also developing AT-001, a novel potent ARI, for the treatment of Diabetic Cardiomyopathy, or DbCM, a fatal fibrosis of the heart. The preclinical pipeline also includes AT-003, an ARI designed to cross through the back of the eye when dosed orally, for the treatment of Diabetic retinopathy.

To learn more, please visit www.appliedtherapeutics.com and follow the company on Twitter @Applied_Tx.

Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, included in this press release regarding the strategy, future operations, prospects, plans and objectives of management, including words such as “may,” “will,” “expect,” “anticipate,” “plan,” “intend,” “predicts” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are forward-looking statements. These include, without limitation, statements regarding the likelihood that the NDA submission will be approved. These include, without limitation, statements regarding the likelihood that the NDA submission will be approved. Forward-looking statements in this release involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we, therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved.

Such risks and uncertainties include, without limitation, (i) our plans to develop, market and commercialize our product candidates, (ii) the initiation, timing, progress and results of our current and future preclinical studies and clinical trials and our research and development programs, (iii) our ability to take advantage of expedited regulatory pathways for any of our product candidates, (iv) our estimates regarding expenses, future revenue, capital requirements and needs for additional financing, (v) our ability to successfully acquire or license additional product candidates on reasonable terms and advance product candidates into, and successfully complete, clinical studies, (vi) our ability to maintain and establish collaborations or obtain additional funding, (vii) our ability to obtain and timing of regulatory approval of our current and future product candidates, (viii) the anticipated indications for our product candidates, if approved, (ix) our expectations regarding the potential market size and the rate and degree of market acceptance of such product candidates, (x) our ability to fund our working capital requirements and expectations regarding the sufficiency of our capital resources, (xi) the implementation of our business model and strategic plans for our business and product candidates, (xii) our intellectual property position and the duration of our patent rights, (xiii) developments or disputes concerning our intellectual property or other proprietary rights, (xiv) our expectations regarding government and third-party payor coverage and reimbursement, (xv) our ability to compete in the markets we serve, (xvi) the impact of government laws and regulations and liabilities thereunder, (xvii) developments relating to our competitors and our industry, (xviii) our ability to achieve the anticipated benefits from the agreements entered into in connection with our partnership with Advanz Pharma and (xiv) other factors that may impact our financial results. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur at all. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in our filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” contained therein. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Contacts

Investors:

Maeve Conneighton

(212) 600-1902 or

appliedtherapeutics@argotpartners.com

Media:

media@appliedtherapeutics.com